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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15 (d) OF THE
                         SECURITES EXCHANGE ACT of 1934



 October 23,2003
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(Date of Report - date of earliest event reported)

First Albany Companies Inc.
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(Exact name of registrant as specified in its charter)

New York                         0-14140                 22-2655804
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(State  of  Other      (Commission  File  Number)   IRS Employer
Jurisdiction  of )                                  Identification No.
Incorporation)

30 South Pearl Street, Albany, New York  12207
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(Address of Principal Executive Offices) (Zip Code)

(518) 447-8500
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(Registrant's telephone number, including area code)

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(Former Name or Former Address, if Changed Since Last Report)




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Item 5.   Other Events and Required FD Disclousre

On October 23, 2003, First Albany Companies Inc. issued a news release, a copy of which is furnished as Exhibit 99 to this report.



   Pursuant to the requirements of the Securities Exhange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.




                           FIRST ALBANY COMPANIES INC.


                           /s/Alan P. Goldberg
			   ------------------------------
                           Alan P. Goldberg
                           Title: President and CEO



Dated: October 23, 2003

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